UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2025
Arbutus Biopharma Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Arbutus Biopharma Corporation (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders voted and: (1) elected each of the Company’s nominees for director; (2) approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s Management Proxy Circular and Proxy Statement for the Meeting filed with the Securities and Exchange Commission on April 4, 2025 (the “Proxy Statement/Circular”); and (3) approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Meeting.

Proposal 1.	To elect the five director nominees named in the Proxy Statement/Circular each to serve until the 2026 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lindsay Androski, JD, MBA, CFA	123,784,223	6,331,634	28,231,130
Robert Alan Beardsley	124,837,983	5,277,874	28,231,130
Joseph Bishop	122,059,590	8,056,267	28,231,130
Matthew Gline	122,656,045	7,459,812	28,231,130
Anuj Hasija	124,821,361	5,294,496	28,231,130

Proposal 2.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement/Circular:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
122,791,749	6,976,561	347,547	28,231,130

Proposal 3.	To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
157,702,833	486,002	158,152	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ Tuan Nguyen
Name:	Tuan Nguyen
Title:	Chief Financial Officer